Nature of Business and Continuance of Operations	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Business and Continuance of Operations
1.	Nature of Business and Continuance of Operations

ROID Group, Inc. (the “Company”) was incorporated in the State of Nevada on December 4, 2013. The company is in the process of implementing its business plan, and its efforts were primarily devoted to the establishment and start up of its business.

ROID Group, Inc., plans to market and sell quantum dot (QD) materials for bio-imaging, based on its own QD technology that differentiates it from other competitive companies in the industry. Our QD materials for bio-imaging have already been developed in Korea on a lab scale. We will manufacture our QD materials in South Korea. ROID Group, Inc. will also provide financing to others for the production and marketing of QD’s. Lastly, ROID Group, Inc., will consult with Korean companies which are ready to do business in U.S.A and for world-wide market.

These financial statements have been prepared on a going concern basis, which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. For the period from inception on December 4, 2013 through December 31, 2020, the Company has incurred accumulated losses totalling $667,700. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.